COMMITMENTS	12 Months Ended
Dec. 31, 2021
Commitments
COMMITMENTS

14. COMMITMENTS

(a) During April 2017, the Company together with Jackpot, a related company with common directors, entered into an office lease agreement with an arm’s length party (the “Office Lease Agreement”). The Office Lease Agreement had a three-year term with a commencement date of August 1, 2017. The Company’s share of the office basic rent and operating costs was $28,800 plus applicable taxes per annum.

In respect to the Office Lease Agreement, effective as of May 1, 2018, Jackpot and the Company entered into an amending agreement whereby the Company shall have no further responsibilities, obligations or commitments in respect to the Office Lease Agreement. Under the amending agreement, the Company is required to pay a monthly rent of $1,000 plus applicable taxes to Jackpot, and either Jackpot or the Company may terminate this agreement by giving each other a three months’ notice in writing.

(b) Effective as of May 1, 2018, the Company entered into an agreement for office support services with Jackpot for a term of one year. On May 1, 2019 the agreement was extended for a period of one year and has subsequently been extended up to April 30, 2022. Under the agreement, the Company is entitled to receive office support services from Jackpot at a monthly rate of $1,000 plus applicable taxes. Either Jackpot or the Company may terminate this agreement by giving each other a three months’ notice in writing.

(c) With respect to the 80,000 flow-through units of the Company that were issued, the Company is committed to incur Canadian qualifying exploration expenditures during 2022 for the amount of $20,000.